UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 5, 2025

Commission File Number 1-9052
DPL LLC
(Exact name of registrant as specified in its charter)

Ohio	31-1163136
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Commission File Number 1-2385
THE DAYTON POWER AND LIGHT COMPANY
(Exact name of registrant as specified in its charter)

Ohio	31-0258470
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)
1065 Woodman Drive
Dayton, Ohio	45432
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:	(937) 259-7215

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company
DPL LLC	☐
The Dayton Power and Light Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

DPL LLC	☐
The Dayton Power and Light Company	☐

Item 8.01 Other Events.

On November 5, 2025, the Public Utilities Commission of Ohio (“PUCO”) issued an order (“Order”) approving without modification the Stipulation and Recommendation (the “Settlement”) that The Dayton Power and Light Company, doing business as AES Ohio (“AES Ohio”), a subsidiary of DPL LLC (“DPL”) and The AES Corporation, entered into on August 13, 2025 with various intervening parties and the Staff of the PUCO with respect to AES Ohio’s rate review for electric distribution service. The approved Settlement provides for updated base rates for electric distribution service to customers in AES Ohio’s service territory. Along with setting updated rates, the approved Settlement:

•Establishes a revenue requirement of $483,057,887 for AES Ohio’s base rates for electric distribution service.

•Provides for a return on equity of 9.999% and a cost of long-term debt of 4.49% on a rate base of $1,252,367,202, inclusive of certain assets that are currently recovered through the company’s existing Distribution Investment Rider and based on a capital structure of 53.87% equity and 46.13% long-term debt.

The updated base rates for electric distribution service will be effective in November 2025. AES Ohio’s distribution rate review docket, which will include a copy of the approval Order, is available at the website of the PUCO at www.puco.ohio.gov by searching Case No. 24-1009-EL-AIR. The information on the website of the PUCO is not incorporated herein.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit 104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

Forward-Looking Statements
This current report contains forward-looking statements within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements include, but are not limited to, statements regarding management’s intents, beliefs, and current expectations and typically contain, but are not limited to, the terms “anticipate,” “potential,” “expect,” “forecast,” “target,” “will,” “would,” “intend,” “believe,” “project,” “estimate,” “plan” and similar words. Such forward-looking statements include, without limitation, statements with respect to return on and recovery of costs and expenses, the timing and implementation of rates and revenue increases, strategic objectives, management’s expectations, or other anticipated matters in connection with the Order and its effects, including those on DPL’s or AES Ohio’s financial performance and condition. Forward-looking statements are not intended to be a guarantee of future results but instead constitute DPL’s and AES Ohio’s current expectations based on reasonable assumptions. These assumptions include, but are not limited to, our expectations regarding timing of events, accurate projections of market conditions and regulatory rates, future interest rates, commodity prices, continued operating performance and electricity volume at distribution companies, as well as achievements of planned productivity improvements and growth investments at expected rates of return.

Actual results could differ materially from those projected in our forward-looking statements due to risks, uncertainties, and other factors. Important factors that could affect actual results are discussed in DPL’s and AES Ohio's filings with the Securities and Exchange Commission (the "SEC"), including, but not limited to, the risks discussed under Item 1A: "Risk Factors" and Item 7: "Management's Discussion & Analysis" in DPL’s and AES Ohio's 2024 Annual Report on Form 10-K and in subsequent reports filed with the SEC. Readers are encouraged to read DPL’s and AES Ohio's filings to learn more about the risk factors associated with DPL’s and AES Ohio's businesses. DPL and AES Ohio undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. Any security holder who desires a copy of DPL’s or AES Ohio's 2024 Annual Report on Form 10-K, or subsequent filings with the SEC, may obtain a copy (excluding the exhibits thereto) without charge by addressing a request to the Office of the Secretary, AES Ohio, 1065 Woodman Drive, Dayton, Ohio 45432. Exhibits also may be requested, but a charge equal to the reproduction cost thereof may be made. A copy of the Annual Report on Form 10-K may also be obtained by visiting AES Ohio's website at
www.aes-ohio.com.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

DPL LLC

Date: November 5, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary

The Dayton Power and Light Company
d/b/a AES Ohio
Date: November 5, 2025	By:	/s/ Brian Hylander
	Name:	Brian Hylander
	Title:	Vice President, General Counsel and Secretary